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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 31, 1999


                        HAWAII NATIONAL BANCSHARES, INC.


             (Exact name of registrant as specified in its charter)


                                     HAWAII
                 (State or other jurisdiction of incorporation)



            000-15508                                      99-0250218
     ------------------------                    -------------------------------
     (Commission File Number)                    IRS Employer Identification No.


                              45 North King Street
                             Honolulu, Hawaii 96812
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (808) 528-7711

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ITEM 5 - OTHER EVENTS

        The common stock of Hawaii National Bancshares, Inc. (the "Company") has been registered as a class with the Securities and Exchange Commission, under
Section 12(g) of the Securities Exchange Act of 1934 (the "Act"). The Board of Directors previously approved a "going private plan" that included a reverse stock split and a tender offer for shareholders owning more than 200 shares. On August 31, 1999, the shareholders approved an amendment to the Company's Articles of Incorporation, reducing the number of authorized shares to 50,000 shares and increasing the par value to $200 per share, thereby effecting a 1-for-200 reverse stock split. The effect of this amendment and the tender offer decreased the number of shareholders owning shares of Company common stock to less than 300 shareholders. In that regard, the Company has filed a Form 15 with the SEC pursuant to Rule 12g-4 requesting deregistration of the Company's common stock. A copy of the Form 15 dated August 31, 1999 deregistering the common stock of the Company with the SEC and the Company's press release announcing the completion of the plan are attached to this report as Exhibits 99.1 and 99.2.



ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial statements - not applicable.

        (b)    Pro forma financial information - not applicable.

        (c)    Exhibits:

                    (99.1) Form 15 dated August 31, 1999, of the Company to deregister the Company's common stock pursuant to Rule 12g-4(a)(1)(i)

                    (99.2)   Press Release of the Company dated August 31, 1999



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: September 1, 1999


                                        HAWAII NATIONAL BANCSHARES, INC.



                                        By     /s/ Ernest T. Murata
                                          --------------------------------------
                                               Ernest T. Murata
                                               Vice President, Treasurer and
                                               Chief Financial Officer



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